SUPPLEMENT DATED August 11, 2004

TO THE PROSPECTUS DATED MAY 1, 2004

for

Strategic Variable Life®

(flexible premium variable whole life insurance policy)

Issued by Massachusetts Mutual Life Insurance Company

Effective August 11, 2004, the following changes are being made to the above-referenced prospectus:

1. The “Management Fees” and “Total Fund Operating Expenses” for the Janus Aspen Series funds in the “Investment Management Fees and Other Expenses” table are restated to read as follows:

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Fund Operating Expenses
Janus Aspen Capital Appreciation Portfolio (Institutional)	0.64%	0.03%	—	0.67%
Janus Aspen Worldwide Growth Portfolio (Institutional)	0.60%	0.06%	—	0.66%

2. The table of investment funds located in the “Investment Choices” section is hereby amended to reflect that the Sub-Adviser of the MML Blend Fund, MML Equity Fund (Co-Sub-Adviser), MML Managed Bond Fund and MML Money Market Fund has changed its name from “David L. Babson & Company Inc.” to “Babson Capital Management LLC.”

There are no other changes being made at this time.

August 11, 2004